SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                              FORM 8-K



                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) January 12, 1999




                         LYNTON GROUP, INC.
       (Exact name of Registrant as specified in its charter)


 DELAWARE                            0-6878            13-2688055

 (State or other jurisdiction of     (Commission       (I.R.S. Employer
 incorporation or organization)       file number)     Identification
                                                       Number)

 9 AIRPORT ROAD
 MORRISTOWN MUNICIPAL AIRPORT
 MORRISTOWN, NEW JERSEY                                07960
 (Address of principal executive offices)              (Zip Code)



 Registrant's telephone number, including area code: (973) 292-9000

  Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

  Effective as of March 6, 1998, Lynton Group, Inc. (the
  "Company") engaged Grant Thornton (UK) as its principal independent accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year ended September 30, 1998.

  For neither of the past two fiscal years, the report of the former independent accountants, Grant Thornton LLP, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

  During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were not any disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

  The change in the Company's independent accountants was approved by the Company's audit committee. The Company's audit committee determined that the Company's auditing needs could be handled by Grant Thornton (UK) as efficiently in view of the Company's significant acquisition of operating assets in the UK.

  During the Company's two most recent fiscal years, and any subsequent period prior to engaging Grant Thornton (UK), the Company has consulted Grant Thornton (UK) regarding (i) the application of accounting principles related to a UK transactions, either completed or proposed; Grant Thornton (UK) has not been consulted regarding the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) with the former accountant or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

  Grant Thornton (UK) has historically acted under the direction of Grant Thornton LLP pertaining to audit procedures applied and the provision of accounting consultation to the Company's UK operations, and did so until such time as the Company's UK acquisitions no longer enabled Grant Thornton LLP to act as principal auditor. Grant Thornton (UK) has acted as the statutory auditor for the Company's UK subsidiaries since fiscal 1996.

  The Company has requested Grant Thornton LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter shall be filed by amendment.

  Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           Exhibits


                                                              Page

           16.1   Letter re change in certifying accountant    *


           *  to be filed by amendment

                             SIGNATURES

  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            LYNTON  GROUP, INC.

                                            (Registrant)



                                            By: /s/Paul A. Boyd
                                                Paul A. Boyd,
                                                Principal Financial Officer

                                                Date: 1/12/99